UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

(Commission File Number) 333-49957

EaglePicher Holdings, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	13-3989553
(State of incorporation)	(I.R.S. Employer Identification Number)

11201 North Tatum Blvd., Suite 110
Phoenix, Arizona 85028
(Address of Registrant’s principal executive office)

(602) 652-9600
(Registrant’s telephone number)

	Jurisdiction		IRS Employer
	Incorporation or	Commission	Identification
Name	Organization	File Number	Number

EaglePicher Incorporated	Ohio	333-49957	31-0268670
Daisy Parts, Inc.	Michigan	333-49957-02	38-1406772
EaglePicher Development Co., Inc.	Delaware	333-49957-03	31-1215706
EaglePicher Far East, Inc.	Delaware	333-49957-04	31-1235685
EaglePicher Filtration & Minerals, Inc.	Nevada	333-49957-06	31-1188662
EaglePicher Technologies, LLC	Delaware	333-49957-09	31-1587660
Hillsdale Tool & Manufacturing Co.	Michigan	333-49957-07	38-0946293
EPMR Corporation (f/k/a Michigan Automotive Research Corp.)	Michigan	333-49957-08	38-2185909

ITEM 7. Financial Statements and Exhibits
ITEM 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index
EX-99.1
EX-99.2
EX-99.3
EX-99.4
EX-99.5
EX-99.6
EX-99.7

ITEM 7. Financial Statements and Exhibits

99.1	Press Release, dated July 21, 2003.

99.2	The section of the preliminary offering memorandum titled “Risk factors.”

99.3	The section of the preliminary offering memorandum titled “Business.”

99.4	The audited financial statements contained in the preliminary offering memorandum.

99.5	Certain sections of the section of the preliminary offering memorandum titled “Management’s discussion and analysis of financial condition and results of operations.”

99.6	The paragraph of the preliminary offering memorandum describing the anticipated sale of our germanium business.

99.7	The section of the offering memorandum titled “Selected historical financial data.”

ITEM 9. Regulation FD Disclosure

     On July 21, 2003, EaglePicher Incorporated, our wholly owned subsidiary, commenced a private offering of $220 million principal amount of new senior subordinated notes due 2013. A press release describing the terms and conditions of this note offering, is attached as Exhibit 99.1 to this Report.

     Certain matters regarding EaglePicher Incorporated and its subsidiaries that have not been previously disclosed are disclosed in the preliminary offering memorandum for the senior notes. These disclosures are attached as exhibits to this Report and are being furnished to comply with Regulation FD. The information disclosed in this Report is not considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section. With respect to the exhibits to this Report that set forth sections of the offering memorandum, please note that references to “we,” “our,” “us,” “our,” and “company” refer to EaglePicher Incorporated, and “parent” refers to EaglePicher Holdings, Inc., unless the context requires otherwise.

     This Report includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of us and our affiliates. These statements may relate to, but are not limited to, information and assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, operating income, cost savings, management’s plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as “intend,” “anticipate,” “believe,” “estimate,” “expect,” “should” or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of our senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

     Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this Report.

     All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Report and any other cautionary statements that may accompany such forward-looking statements. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require us to do so.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER HOLDINGS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER INCORPORATED

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Senior Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

DAISY PARTS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER DEVELOPMENT CO., INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER FAR EAST, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER FILTRATION & MINERALS, INC.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EAGLEPICHER TECHNOLOGIES, LLC

	By:	Bradley J. Waters

	Name:	Bradley J. Waters
	Title:	Vice President and Chief Financial Officer

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

HILLSDALE TOOL & MANUFACTURING CO.

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2003

EPMR CORPORATION

	By:	Thomas R. Pilholski

	Name:	Thomas R. Pilholski
	Title:	Vice President

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated July 21, 2003.

99.2	The section of the preliminary offering memorandum titled “Risk factors.”

99.3	The section of the preliminary offering memorandum titled “Business.”

99.4	The audited financial statements contained in the preliminary offering memorandum.

99.5	Certain sections of the section of the preliminary offering memorandum titled “Management’s discussion and analysis of financial condition and results of operations.”

99.6	The paragraph of the preliminary offering memorandum describing the anticipated sale of our germanium business.
99.7	The section of the offering memorandum titled “Selected historical financial data.”